UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 21, 2005
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Amended and Restated Revolving Credit, Term Loan and Guaranty

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On November 21, 2005, Delphi Corporation (“Delphi”) entered into an Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement (the “Amended DIP Credit Facility”) to borrow up to $2.0 billion from a syndicate of lenders arranged by J.P. Morgan Securities Inc., Citigroup Global Markets, Inc., and Deutsche Bank Securities Inc. JPMorgan Chase Bank, N.A. is the administrative agent (the “Administrative Agent”) for the Amended DIP Credit Facility, Citicorp USA, Inc., is syndication agent (together with the Administrative Agent, the “Agents”) and Ableco Finance LLC, Deutsche Bank Trust Company Americas and General Electric Capital Corporation, are co-documentation agents. The Amended DIP Credit Facility consists of a $1,750 million revolving facility and a $250 million term loan facility (collectively, the “DIP Loans”). Delphi had previously entered into a debtor-in-possession credit facility on October 14, 2005 with the Agents and a first amendment to that facility on October 27, 2005 (as so amended, the “DIP Credit Facility”). For more information regarding the DIP Credit Facility and the related approvals granted by the Southern District of New York under chapter 11 of the United States Bankruptcy Code, see Delphi’s previous Forms 8-K filed with the Securities and Exchange Commission on October 20, 2005 and November 1, 2005. The Amended DIP Credit Facility, among other things, adds new lenders to the DIP Credit Facility, increases the interest rate that was provided under the DIP Credit Agreement and alters the provisions regarding future amendments.
The Amended DIP Credit Facility carries an interest rate at the option of Delphi of either (i) the Administrative Agent’s Alternate Base Rate (as defined in the Amended DIP Credit Facility) plus 1.75% or (ii) 2.75% above the Eurodollar base rate, which is the London Interbank Borrowing Rate (“LIBOR”). The LIBOR interest rate period can be set at a one, two, three or six-month period as selected by Delphi in accordance with the terms of the Amended DIP Credit Facility. Accordingly, the interest rate will fluctuate based on the movement of the Alternate Base Rate or LIBOR through the term of the DIP Loans. The Amended DIP Credit Facility will expire on the earlier of October 8, 2007 and the date of the substantial consummation of a Reorganization Plan that is confirmed pursuant to an order of the Bankruptcy Court for the Southern District of New York. Borrowings under the Amended DIP Credit Facility are prepayable at Delphi’s option without premium or penalty. A copy of the Amended DIP Credit Facility is attached to this document as Exhibit 99(a).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)     Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description

99(a)	Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of November 21, 2005
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: November 22, 2005
	By:	/s/ JOHN D. SHEEHAN

(John D. Sheehan, Vice President and Chief Restructuring Officer, Chief Accounting Officer and Controller)

Exhibit Index

Exhibit No.	Description

99(a)	Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of November 21, 2005